SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                            reported): July 11, 2003


                                  LUMENIS LTD.
                                -----------------
             (Exact name of registrant as specified in its charter)


            Israel                       0-13012                    N.A.
-------------------------------   -----------------------    -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



              P.O. Box 240, Yokneam, Israel                  20692
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         (Address of principal executive offices)         (Zip Code)



               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 972-4-959-9000




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Item 7. Financial Statements,  Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     Exhibit 99.1   Press  Release  of  Lumenis   Ltd.,   dated  July  11,  2003
                    (furnished pursuant to Item 12 of Form 8-K under Item 9 of this report).


Item 9. Regulation FD Disclosure

     The information required by "Item 12. Results of Operations and Financial Condition" is being furnished under Item 9 of Form 8-K in accordance with SEC Release No. 34-47583.

     On July 11, 2003 Lumenis Ltd. (the "Company") issued a press release announcing the Company's preliminary sales results for the second quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                LUMENIS LTD.


                                By:   /s/Kevin R. Morano
                                      ------------------------------------------
                                      Kevin R. Morano
                                      Executive Vice President and Chief
                                        Financial Officer
Dated: July 11, 2003

                                Index to Exhibits


Number    Description
------    -----------
 99.1 Press Release of Lumenis Ltd., dated July 11, 2003 (furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K).